UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 20, 2016

Synthesis Energy Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33522	20-2110031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Riverway, Suite 300, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 579-0600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On April 20, 2016, Synthesis Energy Systems, Inc. (the “Company”) issued a press release announcing that its Chinese joint venture partner Suzhou Tianwo Technology Co., Ltd. won a bid for an industrial syngas supply project which will utilize two of the Company’s gasification systems.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibits

*99.1   Press release dated April 20, 2016.

                        * = Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: April 20, 2016	By:	/s/ DeLome Fair
Name: DeLome Fair
Title: Chief Executive Officer

EXHIBIT INDEX

*99.1	Press release dated April 20, 2016.

* = Furnished herewith